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                                                                    EXHIBIT 99.2

                                    GUARANTY


                                                                    June 8, 2006


Wachovia Capital Finance Corporation (Western), as Agent
251 South Lake Avenue, Suite 900
Pasadena, California 91101


        Re: Commerce Energy, Inc., a California corporation ("Borrower")


Ladies and Gentlemen:

        Wachovia Capital Finance Corporation (Western), as agent (in such capacity, "Agent") for the Lenders (as defined below) and Borrower have entered into certain financing arrangements pursuant to which the Lenders may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, of even date herewith, by and among Agent, the lenders signatory thereto (the "Lenders"), Borrower and the undersigned Guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guaranty (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

        Due to the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor and as an inducement for and in consideration of the Lenders making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, Guarantor hereby agrees in favor of Agent and the Lenders as follows:

        1. Guaranty.

                (a) Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all "Obligations" as defined in the Loan Agreement, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its


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successors to Agent or any Lender arising after the commencement of such case), and (ii) all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by Agent or any Lender in connection with the collection, liquidation, enforcement and defense of Guarantor's obligations, liabilities and indebtedness as aforesaid to Agent or any Lender, the rights of Agent or any Lender in any collateral or under this Guaranty and all other Financing Agreements in any way involving claims by or against Agent or any Lender directly or indirectly arising out of or related to the relationships between Guarantor and Agent or any Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Guarantor under the United States Bankruptcy Code or any similar statute.

                (b) This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that Agent need not attempt to collect any Guaranteed Obligations from Borrower, Guarantor or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Agent when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Agent or any Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Agent may elect.

                (c) Payment by Guarantor shall be made to Agent at the office of Agent from time to time on demand as Guaranteed Obligations become due. Guarantor shall make all payments to Agent on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty is brought against Guarantor, Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent or any Lender to Guarantor.

        2. Waivers and Consents.

                (a) To the extent permitted by applicable law, notice of acceptance of this Guaranty, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor are entitled are hereby waived by Guarantor. Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guaranty made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent or any Lender for the obligations of Borrower or any other party at any time



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liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Agent or any Lender of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Agent or any Lender under Section 363 of the United States Bankruptcy Code. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

                (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or Guarantor in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Guarantor acknowledges that neither Agent nor any Lender has made any representations to Guarantor with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantor of this Guaranty and Guarantor is not in any respect relying upon Agent or any Lender or any statements by Agent or any Lender in connection with this Guaranty.

                (c) To the extent permitted by applicable law, Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent or any Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

                (d) To the extent permitted by applicable law, Guarantor hereby irrevocably and unconditionally waives and relinquishes any right to revoke this Guaranty that Guarantor may now have or hereafter acquire.

                (e) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, in accordance with Section 2856 of the California Civil Code, Guarantor hereby irrevocably and unconditionally waives all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as a nonjudicial foreclosure



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with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

                (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, in accordance with Section 2856 of the California Civil Code, Guarantor waives all rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property. This means, among other things: (i) Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(ii) if Agent forecloses on any real property collateral pledged by Borrower:
(A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) Agent may collect from Guarantor even if Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                (g) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby irrevocably and unconditionally waives and relinquishes, to the maximum extent such waiver or relinquishment is permitted by applicable law, any and all rights, claims and defenses arising directly or indirectly under Sections 2787 through 2855, inclusive, of the California Civil Code and Sections 580a, 580b, 580c, 580d and 726 of the California Code of Civil Procedure or any similar laws of any other jurisdiction.

        3. Subordination. Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent, for the benefit of the Lenders, of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Agent, for the ratable benefit of the Lenders, as security for the Guaranteed Obligations.

        4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement, to the extent such acceleration is provided under the terms of the Loan Agreement.

        5. Account Stated. The books and records of Agent showing the account between Agent, the Lenders and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrower, to the extent to which no written objection is made within sixty (60) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated between Agent, the Lenders and Borrower and be binding on Guarantor.


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        6. Termination. This Guaranty is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guaranty. This Guaranty may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof) or any Guaranteed Obligations shall be outstanding.

        7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guaranty shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Guarantor shall be liable to pay to Agent and the Lenders, and does indemnify and hold Agent and the Lenders harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by agent or any Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination of this Guaranty.

        8. Amendments and Waivers. Neither this Guaranty nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent. Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its or any Lender's rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

        9. Corporate Existence, Power and Authority. Guarantor is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of Guarantor or the rights of Agent or any Lender hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guaranty is within the corporate powers of Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of Guarantor, or any material indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

        10. Governing Law; Choice of Forum; Service of Process; Jury Trial
Waiver.

                (a) The validity, interpretation and enforcement of this Guaranty and any dispute arising out of the relationship between Guarantor, Agent and the Lenders, whether in



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contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

                (b) Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of the State of California and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guaranty or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Guarantor, Agent and the Lenders in respect of this Guaranty or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Guarantor or Borrower and Agent and the Lenders or the conduct of any such persons in connection with this Guaranty, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on collateral at any time granted by Borrower or Guarantor to Agent or to otherwise enforce its or the Lenders' rights against Guarantor or its property).

                (c) Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Agent against Guarantor for the amount of the claim and other relief requested.

                (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTY OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND AGENT IN RESPECT OF THIS GUARANTY OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                (e) If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Guaranty or any other Financing Agreement, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee or



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referees to hear and determine all of the issues in such action or proceeding
(whether of fact or of law) and to report a statement of decision, provided that at the option of Agent, any such issues pertaining to a "provisional remedy" as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) Guarantor shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

                (f) Neither Agent nor the Lenders shall have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guaranty, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.

        11. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Agent at its address set forth above and to Guarantor at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

        12. Partial Invalidity. If any provision of this Guaranty is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guaranty as a whole, but this Guaranty shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

        13. Entire Agreement. This Guaranty represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

        14. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of Agent, each Lender and their respective successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of Guarantor shall not terminate this Guaranty as to such entity.

        15. Construction. All references to the term "Guarantor" wherever used herein shall mean Guarantor and its respective successors and assigns (including, without limitation, any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Agent" wherever used herein shall mean Agent and its successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any



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of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.


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        IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first above written.


                                     COMMERCE ENERGY GROUP, INC.


                                     By: /s/ Lawrence Clayton, Jr.
                                        -----------------------------------
                                     Name: Lawrence Clayton, Jr.
                                          ---------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------------


                                     Chief Executive Office
                                     ----------------------

                                     600 Anton Blvd., Suite 2000
                                     Costa Mesa, California 92626





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